(File stamped as follows: "FILED in the office of the Secretary of State of the State of Nevada, April 4, 1989, Frankie Sue Del
Papa, Secretary of State, /s/ FRANKIE SUE DEL PAPA
10151-88")

(File stamped as follows: "FILED, April 10, 2:45 pm,  89,
/s/ LORETTA LOEHMAN, Clerk")

CERTIFICATE OF AMENDMENT
OF
THE ARTICLES OF INCORPORATION
OF
CST, INC.

     Pursuant to Section 78.390 of the Nevada Revised Statutes, we, the undersigned officers of CST, Inc. (the "Corporation"), do hereby certify the following:

     1. That we are the duly-elected President and Secretary, respectively, of the Corporation;

     2. That the date of filing of the original Articles of Incorporation of the Corporation with the Nevada Secretary of State was December 21, 1988, and the date of the filing with the Clark County Clerk was January 3, 1989;

     3. That the amendment to the Articles of Incorporation was approved by a majority of the issued and outstanding shares of the Corporation; and

     4. That the amendment to the Articles of Incorporation shall be as set forth in Exhibit A attached hereto.

/s/ GARY EKINS
Gary Ekins, President

/s/ MAX C. TANNER
Max C. Tanner, Secretary

                        ACKNOWLEDGMENT

STATE OF NV     )
                )ss.
COUNTY OF CLARK )

     On this the 20th day of March, 1989, before me, the undersigned Notary Public, personally appeared Gary Ekins, known to me to be the President of CST, Inc., a Nevada Corporation, the corporation which executed the attached instrument, and who executed same on behalf of said corporation, freely and voluntarily and for the uses and purposes therein mentioned.

                                 /s/ MAX C. TANNER
                                  Notary Public

(Notary stamp as follows: "Notary Public-State of Nevada, County of Clark, Max C. Tanner, My Appointment Expires Sept. 10, 1991")


                        ACKNOWLEDGMENT

STATE OF NEVADA )
                )ss.
COUNTY OF CLARK )

     On this the 20th day of March, 1989, before me, the undersigned Notary Public, personally appeared Max C. Tanner, known to me to be the Secretary of CST, Inc., a Nevada corporation, the corporation which executed the attached instrument, and who executed same on behalf of said corporation, freely and voluntarily and for the uses and purposes therein mentioned.

                                    /s/ LINDA N. EKINS
                                     Notary Public

(Notary stamp as follows: "Linda N. Ekins, Notary Public - State of Nevada, Appointment Recorded in Clark County, My Appointment
Expires Jan. 4, 1993")

                        EXHIBIT A

             Amendment to Articles of Incorporation

                        CST, Inc.

            Amended Articles of Incorporation


     The Articles of Incorporation for CST, Inc., a Nevada corporation, are hereby amended with the change of Article FIRST to read as follows:

     FIRST. The Articles of Incorporation are hereby amended by striking out the existing Article First in its entirety and substituting therefor a new Article FIRST, to wit:


          FIRST. The name of the Corporation is Sublingual
Products International, Inc.

     IN WITNESS WHEREOF, the undersigned Board of Directors has executed these Amended Articles of Incorporation this 30th day of March, 1989.

                           /s/ GARY EKINS
                            Gary Ekins, Director, President

                           /s/ RONALD DRAKE
                           Ronald Drake, Director, V. President

                           /s/ MAX C. TANNER
                         Max C. Tanner, Director, Secretary

                        ACKNOWLEDGMENT

STATE OF NV     )
                )ss.
COUNTY OF CLARK )

     On this the 20th day of March, 1989, before me, the undersigned Notary Public, personally appeared Gary Ekins, known to me to be the President of CST, Inc., a Nevada Corporation, the corporation which executed the attached instrument, and who executed same on behalf of said corporation, freely and voluntarily and for the uses and purposes therein mentioned.

                                 /s/ MAX C. TANNER
                                  Notary Public

(Notary stamp as follows: "Notary Public-State of Nevada, County of Clark, Max C. Tanner, My Appointment Expires Sept. 10, 1991")


                        ACKNOWLEDGMENT

STATE OF NEVADA )
                )ss.
COUNTY OF CLARK )

     On this the 20th day of March, 1989, before me, the undersigned Notary Public, personally appeared Max C. Tanner, known to me to be the Secretary of CST, Inc., a Nevada corporation, the corporation which executed the attached instrument, and who executed same on behalf of said corporation, freely and voluntarily and for the uses and purposes therein mentioned.

                                    /s/ LINDA N. EKINS
                                     Notary Public

(Notary stamp as follows: "Linda N. Ekins, Notary Public - State of Nevada, Appointment Recorded in Clark County, My Appointment
Expires Jan. 4, 1993")